SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 24, 2001

                              ALBERTSON'S INC.
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             (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-6187               82-0184434
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(State or Other Jurisdiction     (Commission File         (IRS Employer
    of Incorporation)                 Number)           Identification No.)

                  250 Parkcenter Blvd.
                        P.O. Box 20
                       Boise, Idaho                    83726
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            (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (208) 395-6200
                                                     --------------

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS.

            Albertson's, Inc. is filing this Current Report on Form 8-K to supplement certain information set forth in its Registration Statement on Form S-3 (Registration No. 333-70967), as filed with the Securities and Exchange Commission on January 21, 1999.

            In connection with the issuance by Albertson's of $700,000,000 aggregate principal amount of its 7.50% Senior Notes due 2011, issued under the Indenture dated as of May 1, 1992 between the Company and U.S. Bank Trust National Association, as trustee (as successor in interest to the corporate trust business of Morgan Guaranty Trust Company of New York), Albertson's entered into an Underwriting Agreement and a Pricing Agreement, each dated January 24, 2001, with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Wachovia Securities, Inc., First Union Securities, Inc. and The Williams Capital Group, L.P.

EXHIBITS
NUMBER    Description

  1.1     Underwriting Agreement
  1.2     Pricing Agreement


                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALBERTSON'S, INC.



                                      By:   /s/ Gary G. Michael
                                          ------------------------------------
                                                Gary G. Michael
                                                Chairman of the Board and
                                                Chief Executive Officer


Date:  January 30, 2001